                                                                    EXHIBIT 10.5



                            THIRD AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT (this "Amendment") to the Second Amended and Restated Credit Agreement referred to below is made as of August 20, 1999 by and among NEW AMERICAN HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as agent for the financial institutions party hereto (in such capacity, the "Agent"), THE TORONTO-DOMINION BANK, as Issuing Bank and THE FINANCIAL INSTITUTIONS PARTY HERETO (collectively, the "Banks"; individually, a "Bank").

                                   WITNESSETH

         WHEREAS, the Borrower, the Agent, the Issuing Bank and the Banks are party to that certain Second Amended and Restated Credit Agreement, dated as of May 14, 1999 (as amended, supplemented or otherwise modified from time to time, prior to the date hereof, the "Credit Agreements");

         WHEREAS, the Agent, the Issuing Bank and the Banks have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein; and

         WHEREAS, the Agent, the Issuing Bank and the Banks have also agreed to waive compliance with certain financial covenants in the manner, and on the terms and conditions, provided for herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

         2. AMENDMENTS. (a) Section 7.18(a)(i) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting in lieu thereof a new sentence to read as follows:

         "Borrower shall not be required to comply with this SECTION 7.18(a)(i) until the earlier of (A) December 31, 1999 and (B) the Agent's timely receipt of the mandatory permanent reduction in the amount of Twelve Million Dollars ($12,000,000), payable in accordance with
         SECTION 2.3(c)(iv) hereof."

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                  (b) Section 7.18(a)(ii) of the Credit Agreement is hereby
amended by inserting immediately after the word "below" the following parenthetical: "(other than the fiscal quarter ending September 30, 1999)".

                  (c) Section 7.18(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(iv) Have, at the end of each month set forth below, EBITDAR for the month then ended of not less than the following, provided that if in any month the amount of such EBITDAR exceeds the amount designated below as "budget" EBITDAR, Borrower may carryover such excess amount to the immediately succeeding month in calculating "required" EBITDAR, provided that such carryover may only be used in such succeeding month and for purposes of future carryovers shall be deemed to have been applied first.

         Month                     Budget            Requirement
         -----                     ------            -----------
         July-99                   $1,167,000        $  856,000
         August-99                 $1,213,000        $  896,000
         September-99              $1,440,000        $1,079,000
         October-99                $1,326,000        $  990,000
         November-99               $1,353,000        $1,008,000
         December-99               $1,491,000        $1,119,000
         January-00                $1,498,000        $1,125,000
         February-00               $1,781,000        $1,351,000

         Notwithstanding anything, to the contrary, solely for purposes of calculating compliance with this SECTION 7.18(A)(IV), EBITDAR shall not include any EBITDAR of Borrower and its Subsidiaries which is attributable to the Davenport Medical Center, the Delta Medical Center and the Picuyune Hospital. Upon the earlier of (A) December 31, 1999 and (B) the Agent's timely receipt of the mandatory permanent reduction in the amount of Twelve Million Dollars ($12,000,000), payable in accordance with SECTION 2.3(C)(IV) hereof, Borrower shall not be required to comply with this SECTION 7.18(A)(IV)."

         3. RATIFICATION OF CREDIT AGREEMENT. Except as amended hereby, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Banks that it is not aware of any Incipient Default or Event of Default. Borrower acknowledges that the Banks are relying on the foregoing representation and warranty in making their decision to enter into this Amendment.


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         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Agent of (a) nine original copies of this Amendment duly executed and delivered by the Borrower, the Agent, the Issuing Bank and the Majority Banks and (b) amendment fees (in immediately available funds) for the account of the Banks signatory hereto, based upon their respective Commitments under the Credit Agreement, determined at the rate of 10.0 basis points for each such Bank, which fees shall be nonrefundable when paid.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.




                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment as of date and year first above written.


                                        NEW AMERICAN HEALTHCARE CORP.



                                        By: /s/ Dana C. McClendon Jr.
                                            ------------------------------------
                                        Name: Dana C. McClendon Jr.
                                        Title: Senior Vice President


                                        TORONTO DOMINION (TEXAS), INC.,
                                        As Agent and a Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A. F/K/A
                                        NATIONSBANK, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:




                      [SIGNATURES CONTINUED ON NEXT PAGE]


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                                        FIRST UNION NATIONAL BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        FIRST AMERICAN NATIONAL BANK



                                        By: /s/ Sandy Hamrick
                                            ------------------------------------
                                        Name: Sandy Hamrick
                                        Title: Senior Vice President


                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        AMSOUTH BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

The undersigned Guarantors hereby (i) acknowledge and consent to the amendments to the Credit
Agreement effected by this Amendment and (ii) confirm and agree that their obligations under their respective Guaranties shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

NAHC OF MISSOURI, INC.
NAHC OF TENNESSEE, INC.
NAHC OF TEXAS, INC.
NAHC II OF TEXAS, INC.
NAHC FINANCIAL, INC.
NAHC OF IOWA, INC.
NAHC OF OREGON, INC.
NAHC II OF OREGON, INC.
NAHC III OF OREGON, INC.
NAHC OF WYOMING, INC.
NAHC COMPANY, INC.
NAHC GEORGIA HOLDINGS, INC.
NAHC OF MISSISSIPPI, INC.
NAHC OF WASHINGTON, INC.
MEMORIAL HOSPITAL OF ADEL, INC.



By: /s/ Dana C. McClendon Jr.
    ----------------------------------
Name: Dana C. McClendon Jr.
Title: Vice President-Sec


NAHC LIMITED PARTNERSHIP
By: New American Healthcare Corporation,
    Its General Partner



By: /s/ Dana C. McClendon Jr.
    ----------------------------------
Name: Dana C. McClendon Jr.
Title: Senior Vice President

WELSH, CARSON, ANDERSON & STOWE VII, L.P.
By: WCAS VII Partners,
    as General Partner

By:
    ----------------------------------
Name:
Title: